UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

MICROHELIX, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

19500 SW 90th Court, Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 503-692-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01. Other Events

microHelix, Inc. (OTC Bulletin Board: MHLX.OB), a manufacturer of custom cable assemblies and mechanical assemblies for the medical, commercial and defense markets, today announced financial results for the quarter and nine months ended September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) microHelix, Inc.

Date: November 18, 2005	By:	/s/ Tyram H. Pettit
Tyram H. Pettit
President and Chief Executive Officer

Exhibit A

microHelix Announces Third Quarter 2005 Financial Results

For Immediate Release

Contact:	Ty Pettit
Chief Executive Officer
(503) 691-7162

(November 18, 2005) - TUALATIN, OREGON - microHelix, Inc. (Nasdaq: MHLX.OB), a manufacturer of custom cable assemblies and mechanical assemblies for the medical, commercial and defense markets, today announced its financial results for the third quarter ended September 30, 2005.

The Company reported its first ever quarterly net profit since its initial public offering in November 2001. For the quarter ended September 30, 2005, the company reported a net profit of $9,730, or $.00 per share. After accruing for preferred shareholder dividends of $84,375 (which have not been declared or paid), the Company reported a net loss of $74,645, or $(.03) per share for the quarter ended September 30, 2005. For the quarter ended September 30, 2004, the Company reported a net loss of $97,993, or $(.06) per share.

Revenues were $2,853,555 for the quarter ended September 30, 2005, an increase of $2,438,928 compared to $414,627 for the same quarter in 2004. This revenue increase was primarily due to the acquisition of Moore Electronics, Inc. in April 2005.

Revenues for the nine months ended September 30, 2005 were $5,715,834, an increase of $4,831,995 compared to revenues of $883,839 for the first nine months of 2004. The Company reported a net loss of $1,016,141, or $(.50) per share for the first nine months of 2005 compared to net loss of $1,223,984, or $(.73) per share for the same period in 2004.

Ty Pettit, President and Chief Executive Officer, commented, “We are obviously very pleased to be able to report our first quarterly net profit. The acquisition of Moore Electronics provided us with critical mass in a number of areas including a greatly expanded customer base, a source of repetitive business, additional manufacturing capacity and infrastructure that significantly improves our core cash flow. Both our Moore Electronics Division in Portland, Oregon and our Ultrasound Division in Tucson, Arizona and Nogales, Mexico are performing well. We remain focused on building revenues and profitability while managing our costs consistent with our sales growth.”

Jim Williams, Chairman of the Board of Directors, continued, “This quarter’s encouraging results represent an important milestone for microHelix and a very significant accomplishment by the management team. These results are a reflection of the commitment that the Board and management team have made to the success of microHelix. The Board remains dedicated to the long term growth of the company. We will continue to evaluate both internal and external opportunities to build our business while maintaining our commitment to providing exceptional service to existing and new customers.”

Statements in this press release other than statements of historical fact are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management's current views and estimates of future economic and market circumstances, industry conditions, company performance and financial results. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are subject to risks and uncertainties that could cause the Company's actual future results to differ materially from the results discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, competition from existing or new products, production delays, lack of market acceptance of the Company's products, general economic conditions and such other risks and factors as are described from time to time in the Company's Securities and Exchange Commission filings. The forward-looking statements made today speak only as of today and the Company does not undertake any obligation to update any such statements to reflect events or circumstances occurring after today.

MICROHELIX, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
SEPTEMBER 30, 2005

Assets
Current Assets:
Cash	$121,282
Accounts receivable, net of allowance of $74,551	1,038,812
Inventories, net of reserves	1,256,103
Prepaid expenses and other current assets	74,503
Total current assets	2,490,700

Property and equipment - net	973,148
Intangible assets - net	620,733
Goodwill	1,620,218

Total assets	$5,704,799

Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable	$1,264,510
Accounts payable-related parties	63,947
Accrued liabilities	528,027
Accrued dividends	168,750
Line of credit	760,982
Obligations under capital leases	10,193
Notes payable to shareholders	479,261
Customer deposits	156,969
Total current liabilities	3,432,639

Long-Term Liabilities:
Obligations under capital lease, less current maturities	10,821
Deferred tax liability	534,104
Notes payable to shareholders, less current maturities	870,739
Total long-term liabilities	1,415,664
Total liabilities	4,848,303

Shareholders' Equity:
Preferred Stock, no par value, 5,000,000 shares authorized,	1,975,793
2,250,000 issued and outstanding
Common stock, no par value, 25,000,000 shares authorized,	14,505,264
2,116,246 issued and outstanding
Additional paid-in capital	6,318,667
Accumulated deficit	(21,943,228)
Total shareholders' equity	856,496
Total liabilities and shareholders' equity	$5,704,799

MICROHELIX, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2005	2004	2005	2004
		(restated)		(restated)

Sales	$2,853,555	$414,627	$5,715,834	$883,839
Cost of sales	2,294,342	337,028	4,952,618	1,097,716
Gross profit (loss)	559,213	77,599	763,216	(213,877)

Operating Expenses:
Research and development	—	671	—	63,618
Sales and marketing	163,083	(4,410)	305,959	25,987
General and administrative	347,354	179,497	1,313,810	681,973
Amortization of intangibles	50,769	—	106,549	—
Total operating expenses	561,206	175,758	1,726,318	771,578

Loss from operations	(1,993)	(98,159)	(963,102)	(985,455)

Other income (expense):
Interest and other income	—	7,927	450	37,348
Interest expense	(69,351)	(4,073)	(134,563)	(19,496)
Loss on sale of assets	—	(3,688)	—	(3,688)
Other income (expense) - net	(69,351)	166	(134,113)	14,164

Loss from continuing operations	(71,344)	(97,993)	(1,097,215)	(971,291)

Discontinued operations:
Income (loss) from operations of wire and cable division		—	—	(122,877)
Loss on sale of wire and cable division	—	—	—	(129,816)

Provision (Benefit) for Income Taxes	(81,074)	—	(81,074)	—
Net Profit (loss)	9,730	(97,993)	(1,016,141)	(1,223,984)
Preferred Dividends	(84,375)	—	(168,750)	—
Net loss available to common shareholders	$(74,645)	$(97,993)	$(1,184,891)	$(1,223,984)

Net loss per share available to common shareholders - basic and diluted:
Net loss per share from continuing operations	$(.03)	$(.06)	$(.54)	$(.57)
Net loss per share from discontinued operations	—	—	—	(.16)

Net profit ( loss)	$.00	$(.06)	$(.50)	$(.73)

Weighted average number of shares outstanding -
Basic and Diluted	2,091,121	1,774,442	2,036,896	1,712,685